Exhibit 99.3
CONFIDENTIAL Project Salvare DISCUSSION MATERIALS FEBRUARY 2025

CONFIDENTIAL Table of Contents PROJECT SALVARE Preliminary Value Creation Analysis of a Potential Transaction Overview of a Potential Generics Separation 4 Appendix Strategic Perspectives on a Potential Transaction 2 3 1

Preliminary and Illustrative

PROJECT SALVARE

1 Strategic Perspectives on a Potential Transaction

Executive Summary

- **Given the clear alignment of the Macaw and Eagle businesses, a combination offers a unique opportunity to create two leading, scaled businesses in Specialty Brands and Generics**
- **The transaction has a clear and powerful industrial rationale — a contemplated separation of the merged entity as soon as practicable into two focused businesses designed to pursue distinct value-maximizing strategies:**
  - (i) A publicly listed, pure play Brands business with the firepower and cash flow profile to opportunistically invest in inorganic growth and continue to de-lever over time (with the scale and executable growth story to command commensurate multiple expansion)
  - (ii) A Generics business expected to generate significant and consistent levered cash flows for investors over the long term
- **Contemplated merger expected to generate more than $1bn in NPV synergy value (~$180mm expected annual pre-tax synergies) and ~$230-$430mm+ in present-value of tax synergies, providing significant additional value creation for both Eagle and Macaw shareholders**
- **This strategic combination unlocks significant immediate value for both Eagle and Macaw shareholders (detailed below):**
  - Financial flexibility at brands to invest in inorganic growth in the near-term and organic growth over the long-term
  - Stable free cash flow generation at generics to enable consistent return of capital to investors
  - Significant operating and tax synergies
  - Enhanced liquidity and visibility upon NYSE listing with the potential scale for Russell index inclusion

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Preliminary Deal Structure and Rationale PROJECT SALVARE Macaw Eagle Combined Company Specialty Generics Business Specialty Brands Business Step 1 Step 2 Combination of Macaw and Eagle Businesses I TRANSACTION OVERVIEW Observations • Merger and subsequent separation to create: i) a leading, scaled Specialty Brands business; and ii) a focused Specialty Generics business • Pure play branded business of scale led by strong Acthar and Xiaflex brands with increased strategic and financial flexibility to drive the agenda organically and via M&A • Scaled Specialty Generics business with robust commercial and manufacturing infrastructure, extensive product portfolio and substantial synergy opportunities • Post-merger separation of the combined Specialty Generics Business into a standalone entity through a sale or a spin off • Intent to separate combined Specialty Generics business could be announced at signing of the initial merger and separation workstreams to commence post signing • Combined company to be listed on NYSE; potential for Russel Index inclusion 4 Preliminary and Illustrative Strategic Perspectives on a Potential Transaction 1

Preliminary and Illustrative

PROJECT SALVARE

1 Strategic Perspectives on a Potential Transaction

Opportunity for Significant Value Creation by Creating Leading Specialty Pharma and Generics Companies

In combining Macaw and Eagle, and subsequently separating specialty generics there are multiple pathways to catalyze value creation for shareholders

Operational Synergies	**~$180mm** *annually*	Combination creates opportunity to reduce significant portion of operating costs and bolster pro forma cash flow
Tax Synergies	**~$230-430mm** *NPV*[1]	Macaw's Irish TopCo provides considerable tax benefits, and the combined company would achieve additional benefits from the preservation of an Irish TopCo[1]
Leverage Capacity for Brands Business	**1.6x** *Firepower*[2]	Creates a combined Brands business with a strong balance sheet and additional leverage capacity, providing flexibility for strategic, inorganic growth
GenericsCo Presents Opportunity to Return Capital to Investors	**High Cash Yield**	Stable levered cash flow presents opportunity for a combined Generics business to return capital to investors over time
Multiple Rerating	**0.75x** *Multiple Rerating*	Potential for trading multiple expansion and re-rating after establishing a focused and scaled combined Brands business listed on NYSE at the time of combination with potential Russell 1000 index inclusion

1 Midpoint of tax synergies range used for analysis of $330mm.

2 PF firepower for the Brands business at the time of separation. Assuming Brands max leverage of 3.0x following separation of GenericsCo (assuming GenericsCo separation net leverage of 2.5x); PF Brands firepower accounts for incremental cash generated between closing of combination and separation.

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Structural Considerations PROJECT SALVARE 6 Strategic Perspectives on a Potential Transaction 1 Preliminary and Illustrative Small manufacturing designation under the IRA Irish tax domicile / structure Minimized change of control payments 1 2 3

Preliminary and Illustrative

PROJECT SALVARE

1 Strategic Perspectives on a Potential Transaction

Significant Operating Synergies Available from Combination

($ in millions)

Synergy and Cost Optimization Reference


$50mm
$100mm
$150mm
$200mm
A Headcount
121
B Non-Headcount
46
C Procurement
13
$180
D Additional optimization
20
$200
~$200mm estimated operating synergies; $20mm of synergies allocated to GenericsCo offset by assumed $20mm of dis-synergies in GenericsCo:
$180mm of expected synergies[1]

Headlines

- (A) Headcount primarily in leveraged functions in SG&A
- (B) Primarily IT, real estate, insurance, public company costs, data, and external spend
- (C) Preliminary estimate based addressable direct/indirect spend, and 5-12% takeout
- (D) Additional savings from op model changes (e.g., Revenue, GtN, insourcing, outsourcing, R&D programs, Tax / ETR, debt, etc.)
- Does not account for implementation of stock-based LTIP (vs. current cash programs at both companies)
- Expected to realize 50% of synergies in year 1 with 38% and 12% in years 2 and 3, respectively
- Expected $115m-$145m one time cost to achieve synergies

Note: Equity compensation is excluded from current figures. Excludes one-time impacts and separation dis-synergies.
1 $180mm of synergies allocated to Brands business.

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Potential Combination Creates Financial Flexibility for Pro Forma Business ($ in millions) PROJECT SALVARE GenericsCo Net Leverage 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x BrandsCo Net Leverage 3.2x 2.9x 2.5x 2.2x 1.9x 1.5x 1.2x Source: Eagle LRP, Macaw LRP, Company Filings. Note: Net debt based on estimated debt and cash balances at August 2025 closing as per Macaw’s management and Eagle LRP. Synergies assumptions highly preliminary and subject to change. 1 Change of Control payments account for $22mm estimated make-whole payments for retirement of Macaw’s debt at closing, ~$93mm in transaction expenses; and vested incentive payments based on 3% of Macaw Equity Value (~$82mm). ~$34mm Black Scholes Value under Macaw's CVR with opioid trust and payment of $189mm under the Acthar DOJ may not be triggered depending on structure, subject to diligence. Change of control costs as per Macaw public filings, Eagle public filings, and Macaw management. 2 Net Debt includes illustrative proceeds from sale of International Pharmaceuticals segment of $80mm. EBITDA adjusted for sale of International Pharmaceuticals segment. 3 Assuming total run-rate synergies of $200mm and dis-synergies of $20mm in the PF Gx entity; $20mm synergies annually allocated to PF Gx. 4 For credit purposes, assumes leverageable EBITDA is based on PF 2025E EBITDA including achieved synergies excluding costs to achieve (implied EBITDA of $476mm and $721mm for GenericsCo and BrandsCo, respectively). 5 Calculated based off EBITDA including run-rate synergies of $180mm annually (not leverageable EBITDA). 6 Net Leverage Calculation = Total Enterprise Value / Gross Debt. Eagle Macaw Synergies + CoC Payments1 PF Pre-Generics Separation SpinCo (GenericsCo) RemainCo (BrandsCo) Net Debt $1,7982 $424 $197 $2,539 $1,190 $1,348 2025E EBITDA 6072 500 1803 1,287 4764 7214 Net Leverage 3.0x 0.8x 2.0x5 2.5x 1.9x Implied LTV6 45% 32% Pro Forma Capital Structure Overview RemainCo Net Leverage Sensitivity 8 Preliminary and Illustrative Strategic Perspectives on a Potential Transaction 1 Includes impact from $120mm Eagle dividend payment

Preliminary and Illustrative

PROJECT SALVARE

1 Strategic Perspectives on a Potential Transaction

Focused Combined GenericsCo Creates Opportunity for Yield

PF Generics Business Profile

Macaw Generics + Eagle Generics + Eagle Sterile Injectables

Pro Forma Generics Business

$1.7bn	~28%	~$230mm
2025E Total Revenue	2025E EBITDA Margin	Levered Free Cash Flow[1]

Commentary

- The combined Generics business boasts strong cash flow generation and would trade at $37.5 per share, implying an equity value of approximately $1.5 billion, assuming a 15% free cash flow yield[2]
- The combined Generics business is strengthened by Macaw's outstanding performance, unlocking value for Eagle's Generics and Sterile Injectables segments

Specialty Generics Equity Story

- Scaled generics business with an extensive portfolio offerings across multiple TAs, formulations, and dosage forms
- Highly profitable, high cash flow generating business
- Modernized network of manufacturing facilities and supply chain supporting low-cost production
- Backwards integration into API
- Robust commercial infrastructure with substantial synergy opportunities
- Industry leading reputation for quality, compliance, and service
- Expertise in complex, highly regulated products

Source: Macaw LRP. Eagle LRP.

1 Assuming GenericsCo net leverage ratio of 2.5x PF '25E EBTIDA. Assuming no amortization, interest of SOFR + 650bps, and cash interest of SOFR.

2 Per share information based on PF FDSO of 39.1mm accounting for Macaw effectively issuing 19.4mm new shares based on multiple-implied PF ownership split of 50.5% Macaw / 49.5% Eagle.

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Preliminary and Illustrative

2 Preliminary Value Creation Analysis of a Potential Transaction

PROJECT SALVARE

CombinedCo Valuation – *Sum-of-the-Parts*

($ in millions)

CombinedCo SOTP Valuation


1,588
3,563
1,925
575
845
1,215
330
(1,187)
8,854
(2,539)
6,314
541
6,855
6,314
Multiple uplift on PF BrandsCo expected to be enabled by Gx separation
Range of $6,314-$6,748mm depending on assumed multiple uplift (0.00x – 0.75x range)

	Macaw Brands	Eagle Brands	Macaw Gx	Eagle Gx	Eagle SI	Op. Synergies[1]	Tax Synergies[1]	Overhead	EV	Net Debt	EqV	Multiple Rerating[2]	EqV incl. Multiple Upside
Est. '25E EBITDA	$244	$509	$310	$111	$113	$180		($180)	$1,287	$1,197[3]		$721	
Illustrative Blended Multiple	6.5x	7.0x	6.2x	5.2x	7.5x	6.8x		6.6x	6.9x	2.1x		0.75x	

Source: *Macaw LRP. Eagle LRP.*

Note: Eagle LRP net sales forecast revised to reflect Macaw diligence. SOTP-implied equity value with overhead allocated by % sales contribution for Eagle and overhead fully allocated to Macaw's Brands business and valued at SOTP-implied blended multiple. Eagle Brands adjusted for International Pharmaceuticals sale.

1 Assuming total run-rate synergies of $200mm and dis-synergies of $20mm in the PF Gx entity; $20mm synergies annually allocated to PF Gx. Additional ~$330mm NPV of tax synergies fully allocated to Brands business based on estimated tax synergies range assuming an Irish TopCo; estimates of synergies subject to further refinement.

2 Assuming multiple uplift range of 0.0x – 0.75x (midpoint 0.375x) fully allocated to Brands business. Multiple uplift EBITDA based on achieved synergies excluding cost to achieve in 2025 for PF Brands business.

3 For credit purposes, assumes leverageable EBITDA is based on PF 2025E EBITDA including achieved synergies excluding costs to achieve (implied EBITDA of $1,197mm). Net Debt includes $80mm illustrative proceeds from International Pharmaceuticals sale and is adjusted for Eagle's payment of a dividend of $120mm.

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Preliminary and Illustrative

PROJECT SALVARE

3 Overview of a Potential Generics Separation

Illustrative Value Creation Analysis – *BrandsCo Sum-of-the-Parts*

($ in millions, except per share data)

BrandsCo SOTP Valuation[1]


1,588
3,563
1,215
330
(824)
5,872
(1,349)
4,523
Multiple uplift on PF BrandsCo expected to be enabled by Gx separation
541
5,064
4,523
Range depending on assumed multiple uplift (0.00x – 0.75x range)

	Macaw Brands	Eagle Brands	Op. Synergies[1]	Tax Synergies[1]	Overhead	EV	Net Debt	EqV	Multiple Uplift[2]	EqV
Est. '25E EBITDA	$244	$509	$180		($122)	$811	$721[3]		$721	
Illustrative Blended Multiple	6.5x	7.0x	6.8x		6.8x	7.2x	1.9x		0.75x	

Source: Macaw LRP. Eagle LRP.

Note: Eagle LRP net sales forecast revised to reflect Macaw diligence. SOTP-implied equity value with overhead allocated by % sales contribution for Eagle and overhead fully allocated to Macaw's Brands business and valued at SOTP-implied blended multiple. Eagle Brands adjusted for International Pharmaceuticals sale. Net Debt includes $80mm illustrative proceeds from International Pharmaceuticals sale and is adjusted for Eagle's payment of a dividend of $120mm.

1 Assuming total run-rate synergies of $200mm and dis-synergies of $20mm in the PF Gx entity; $20mm synergies annually allocated to PF Gx. Additional ~$330mm NPV of tax synergies fully allocated to Brands business based on estimated tax synergies range assuming an Irish TopCo; estimates of the synergies subject to further refinement.

2 Assuming multiple uplift of 0.5x fully allocated to Brands business. Multiple uplift EBITDA based on achieved synergies excluding cost to achieve in 2025 for PF Brands business .

3 For credit purposes, assumes leverageable EBITDA is based on PF 2025E EBITDA including achieved synergies excluding costs to achieve (implied EBITDA of $721mm).

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Preliminary and Illustrative

3 Overview of a Potential Generics Separation

PROJECT SALVARE

Combined GenericsCo Yield-Implied Valuation

($ in millions, except per share data)

Implied Share Price from Levered FCF Yield

Levered FCF

(1) *$230mm*

Levered FCF Yield	12%	15%	18%
(2) EqV	*$1,917mm*	*$1,533mm*	*$1,278mm*
(3) EqV / Share	*$49.0*	*$39.2*	*$32.7*

Commentary

1. **Estimated levered FCF based on Macaw and Eagle Generics and Eagle Sterile Injectables cash flows with overhead allocated by % sales contribution**
   - Assuming $1,190mm net debt raised at the Generics NewCo level based on a net leverage ratio of 2.5x '25E PF EBITDA (45% LTV based on SOTP-implied NewCo EV)[1]
   - Assuming no amortization and interest of SOFR + 650bps on PF Generics debt based on term sheets collected for Macaw's SpecGx refinancing process[1]
2. **'25E levered FCF used to calculate implied equity value based on LFCF yields of 12%, 15% and 18%**
3. **Per share information based on PF FDSO of 39.1mm accounting for Macaw effectively issuing 19.4mm new shares based on PF ownership split of 50.5% Macaw / 49.5% Eagle**

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Source: *Macaw LRP. Eagle LRP.*
Note: Eagle LRP net sales forecast revised to reflect Macaw diligence.
1 Assumes a total debt of $1,340mm is raised, with $150mm allocated as operating cash for GenericsCo. Assumes GenericsCo's interest expense is offset by interest income from cash on balance sheet.

Preliminary and Illustrative

PROJECT SALVARE

3 Overview of a Potential Generics Separation

Illustrative Value Creation Analysis – *Macaw Value Creation*

($ in millions)

Macaw Value Creation


Has
Gets (Post-Separation)
+55% – 69%
$1,976
$2,284
$774
$273
$3,331
$3,058
Assumes midpoint multiple uplift of 0.75x; implied BrandsCo EBITDA multiple increases from ~7.2x to 8.0x
Range depending on assumed multiple uplift (0.00x – 0.75x range)
Macaw Current Market Value
PF BrandsCo Pre Rerating
PF GenericsCo (15% LFCF Yield)[2]
Multiple Uplift[3]
PF Value to Macaw S/H (post-multiple uplift)

	Macaw Current Market Value	PF BrandsCo Pre Rerating	PF GenericsCo (15% LFCF Yield)[2]	Multiple Uplift[3]	PF Value to Macaw S/H (post-multiple uplift)
Total Equity Value	1,976	4,523	1,533	0 – 541	6,056 – 6,597
% Macaw Ownership	100.0%	50.5%	50.5%	50.5%	50.5%
Macaw Equity Value	$1,976	$2,284	$774	$0 – $273	$3,058 – $3,331

Source: *Macaw LRP. Eagle LRP.*
Note: Eagle LRP net sales forecast revised to reflect Macaw diligence. SOTP-implied equity value with overhead allocated by % sales contribution for Eagle and overhead fully allocated to Macaw's Brands business and valued at SOTP-implied blended multiple.
1 Assuming total run-rate synergies of $200mm and dis-synergies of $20mm in the PF Gx entity; $20mm synergies annually allocated to PF Gx; valued at SOTP-implied blended multiple. Additional ~$330mm NPV of tax synergies fully allocated to Brands business based on estimated tax synergies range assuming an Irish TopCo; estimates of synergies subject to further refinement.
2 Assuming GenericsCo net leverage ratio of 2.5x PF '25E EBTIDA. Assuming no amortization, interest of SOFR + 650bps, and cash interest of SOFR.
3 Assuming range of multiple uplift of 0.0x - 0.75x fully allocated to Brands business. Multiple uplift EBITDA based on achieved synergies excluding cost to achieve in 2025 for PF Brands business.

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Preliminary and Illustrative

PROJECT SALVARE

3 Overview of a Potential Generics Separation

Illustrative Value Creation Analysis – *Eagle Value Creation*

($ in millions)

Eagle Value Creation


Has
Gets (Post-Separation)
+42% – 54%
$2,201
Assumes dividend is paid to Eagle shareholders prior to combination
$120
$2,239
$759
$268
Assumes midpoint multiple uplift of 0.75x; implied BrandsCo EBITDA multiple increases from ~7.2x to 8.0x
$3,385
$3,118
Range depending on assumed multiple uplift (0.00x – 0.75x range)

	Eagle Current Market Value	Dividend Paid to Eagle Shareholders	PF BrandsCo Pre Rerating	PF GenericsCo (15% LFCF Yield)[2]	Multiple Uplift[3]	PF Value to Eagle S/H (post-multiple uplift)
Total Equity Value	2,201	120	4,523	1,533	0 – 541	6,176 – 6,717[4]
% Eagle Ownership	100.0%	100.0%	49.5%	49.5%	49.5%	49.5%[4]
Eagle Equity Value	$2,201	$120	$2,239	$759	$0 – $268	$3,118 – $3,385[4]

Source: *Macaw LRP. Eagle LRP.*

Note: Eagle LRP net sales forecast revised to reflect Macaw diligence. SOTP-implied equity value with overhead allocated by % sales contribution for Eagle and overhead fully allocated to Macaw's Brands business and valued at SOTP-implied blended multiple.

1 Assuming total run-rate synergies of $200mm and dis-synergies of $20mm in the PF Gx entity; $20mm synergies annually allocated to PF Gx; valued at SOTP-implied blended multiple. Additional ~$330mm NPV of tax synergies fully allocated to Brands business based on estimated tax synergies range assuming an Irish TopCo; estimates of synergies subject to further refinement.

2 Assuming GenericsCo net leverage ratio of 2.5x PF '25E EBTIDA. Assuming no amortization, interest of SOFR + 650bps, and cash interest of SOFR.

3 Assuming range of multiple uplift of 0.0x - 0.75x fully allocated to Brands business. Multiple uplift EBITDA based on achieved synergies excluding cost to achieve in 2025 for PF Brands business.

4 Equity value includes impact from assumed dividend paid to Eagle shareholders. Eagle's 49.5% ownership does not apply to the $120mm dividend that directly impacts Eagle's equity value.

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Value Creation Sensitivity – Macaw Shareholders PROJECT SALVARE 15 Value Creation Based on Dividend to Eagle Shareholders at Ownership Split of 50.5% (Macaw) and 49.5% (Eagle) $ Dividend to Eagle Shareholders $120 $150 $180 $210 $240 Based on Current Market Value of $100 / share 0.00x (7.2x) 55% 54% 53% 52% 52% 0.30x (7.5x) 60% 60% 59% 58% 57% 0.75x (8.0x) 69% 68% 67% 66% 66% Preliminary and Illustrative Overview of a Potential Generics Separation 3 Source: Macaw LRP. Eagle LRP; diligence adjusted. Implied BrandsCo Multiple Multiple Uplift

CONFIDENTIAL Disclaimer PROJECT SALVARE The information herein has been prepared based in part upon information supplied by Endo International plc (“Eagle”) or publicly available information, and portions of the information herein may be based upon certain statements, estimates and forecasts with respect to the anticipated future performance of Mallinckrodt Pharmaceuticals plc (“Macaw”) and Eagle, respectively, and the synergies expected to result from the transaction described herein. We have relied upon the accuracy and completeness of the foregoing information that was supplied by Eagle or is publicly available, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of Eagle or any other entity, or concerning solvency or fair value of Eagle or any other entity. With respect to Eagle financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of Eagle as to the future financial performance of Eagle. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based. This presentation contains forward-looking statements that are subject to risks, uncertainties and other factors, including economic, monetary, market and other conditions. All statements other than statements of historical fact or relating to present facts or current conditions included in this presentation are forward-looking statements. Forward-looking statements give Macaw’s or Eagle’s current expectations and projections relating to their financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “seek,” “plan,” “intend,” “believe,” “contemplate,” “assume,” “will,” “may,” “could,” “would,” “continue,” “likely,” “should,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. Risks, uncertainties and other factors may cause future results to differ materially from these forward-looking statements, and potentially adversely from the historical results contained herein. These materials and the information contained herein are confidential and may not be disclosed publicly or made available to third parties without the prior written consent of Mallinckrodt. This presentation should not be considered as a recommendation by Macaw or any affiliate or other person in relation to Macaw, Eagle or any of their subsidiaries, nor does it constitute an offer to sell or a solicitation for an offer to buy the securities, assets or business of Macaw or Eagle, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction or pursuant to an exemption therefrom. This presentation shall not form the basis of any contract. Any references to any future or proposed transaction are for illustrative purposes only and the terms of any such transaction should it occur may be materially different than the terms in this presentation. All information herein speaks only as of (1) the date hereof, in the case of information about Macaw and Eagle and (2) the date of such information, in the case of information from persons other Macaw and Eagle. Macaw does not undertake any duty to update or revise the information contained herein, publicly or otherwise. THIS PRESENTATION MAY CONTAIN MATERIAL, NON-PUBLIC INFORMATION WITHIN THE MEANING OF THE UNITED STATES FEDERAL SECURITIES LAWS WITH RESPECT TO MACAW, EAGLE, THEIR SUBSIDIARIES AND THEIR RESPECTIVE SECURITIES.